Exhibit 99.1

November 9, 2009 2009 Fourth Quarter Investor Handout 1

Table of Contents Overview Discussion 3 2009 Third Quarter Overview 8 Quarterly Financial Review 12 Significant items impacting comparisons 14 Income Statement 15 Pre-tax, pre-provision income 16 Net interest margin 17 Noninterest income 20 Noninterest expense 23 Efficiency Ratio / Operating leverage 26 Balance Sheet 28 Investment Securities 31 Loan Portfolio Overview 39 Credit exposure composition 40 Loan & lease trends 42 Commercial loans 45 Commercial & industrial 50 Commercial real estate 58 Consumer loans and leases 71 Automobile loans and leases 76 Residential real estate loans 83 Home equity loans and lines 86 Residential mortgages 94 Other consumer loans 104 Franklin Credit Relationship 106 Credit Quality Review 108 Credit Quality Metrics 111 Net Charge-offs 112 NALs, NPAs, & ARLs 114 ALLL, AULC, ACL 118 Non-Franklin Reconciliations 120 Deposits & Other Funding 129 Deposit trends 131 Other funding 134 Funding assessment 135 Illustrative Internal SCAP Analysis 136 Capital 144 Capital actions 146 Franchise 150 Organization 154 Business Segment Summary 159 Safe Harbor Disclosures 162 2

Overview Discussion 3

2009 Third Quarter Highlights $166.2 million reported net loss or $(0.33) EPS $237.1 million pre-tax, pre-provision income (1), up $7.8 million, or 3%, linked-quarter 3.20% net interest margin, up 10 bps linked-quarter Significantly strengthened capital $587.3 million of capital issuances during the third quarter 6.46% tangible common equity ratio, up 78 bps linked-quarter 13.04% and 16.23% Tier 1 and Total risk-based capital ratios, respectively, up 119 bps and 129 bps, respectively, linked-quarter Strengthened liquidity position 10% annualized linked-quarter growth in average total core deposits 94% period end loan-to-deposit ratio, improved from 98% at June 30, 2009 $1.3 billion increase in average investment securities 4 See Basis of Presentation for definition, as well as reconciliation on slide # 10

2009 Third Quarter Highlights Credit actions contributed to higher residential mortgage net charge- offs, commercial loan nonaccruals, and provision for credit losses Over 55% of newly identified nonaccrual commercial loans were <30 DPD 2.90% period end allowance for credit losses, up 39 bps linked-quarter as LLP exceeded NCOs by $119.2 million, or 33% Continued to build board and management team William R. Robertson, Board of Directors Daniel J. Neumeyer, SEVP & Chief Credit Officer Elizabeth Heller Allen, EVP & Director of Corporate Public Relations & Communications David Hammer, Pittsburgh Region President William C. Shivers, Akron/Canton Region President 10/2 - Acquired approximately $400 million in deposits from Warren Bank, located in Macomb County, Michigan, via an FDIC-related transaction 10/20 - Ranked #1 SBA lender in Ohio, Indiana, Michigan and West Virginia (1) 5 Source: U.S. Small Business Administration; OH & WV = #1 in number and amount of SBA loans; IN & MI = #1 in number of SBA loans

2009 Fourth Quarter Outlook No significant economic turnaround expected by year-end Net charge-offs, provision expense, and loan loss reserves are expected to remain elevated, reflecting our continued efforts to aggressively address problem loan identification, recognition, and resolution Net interest margin is expected to be flat to slightly improving from the 3Q09 level Continued growth in core deposits Loans expected to decline modestly... reduced CRE, weak economy, net charge-offs Mixed fee income... mortgage banking income is expected to be lower than in the first half... deposit service charges and other fees are expected to return to seasonally elevated levels Expenses will continue to be well-controlled 6

Important Messages All of our actions are focused on returning Huntington to profitable performance as soon as possible Making progress on improving pre-tax, pre-provision performance Continuing to make progress in lowering loan portfolio risk profile We will continue to seek prudent opportunities to accelerate the resolution of problem credits Sufficient capital to weather a stressed economic scenario Liquidity is very strong Continuing to strengthen management team and depth of expertise at all levels Strategic plan development is already impacting decisions as we shift to offense We are getting stronger every day 7

2009 Third Quarter Overview 8

3Q09 Earnings Summary After-tax EPS Net loss $(166.2) MM Net loss applicable to common shares $(195.4) MM $(0.33) Significant Items Favorable/(Unfavorable) Earnings (1) EPS (2) None $ -- $ -- (1) Impact on GAAP earnings; pre-tax unless otherwise noted (2) After tax; EPS reflected on a fully diluted basis 9

Pre-tax, Pre-provision Income (1) $7.8 MM Linked-Quarter Increase Reflected: Better/(Worse) Higher net interest income $12.9 MM Higher service charges on deposits 5.5 Higher electronic banking income 3.5 Lower mortgage banking income (9.4) Higher OREO and foreclosure expense (12.4) All other 7.7 10 See Basis of Presentation for definition

Quarterly Performance Highlights 3Q09 2Q09 1Q09 4Q08 3Q08 EPS $(0.33) $(0.40) $(6.79) $(1.20) $0.17 Pre-tax pre-provision income ($MM) (1) $237.1 $229.3 $224.6 $195.1 $289.4 Net interest margin 3.20% 3.10% 2.97% 3.18% 3.29% Efficiency ratio (2) 61.4% 51.0% 60.5% 64.6% 50.3% Loan & lease growth (3) (12)% (18)% (6)% 4% - % Core deposit growth (4) 10% 17% 9% 3% 4% Net charge-off ratio 3.76% 3.43% 3.34% 5.41% 0.82% Net charge-off ratio: non-Franklin (5) 3.85% 3.58% 2.12% 1.36% 0.84% Period End Ratios NPA ratio 6.26% 5.18% 4.46% 3.97% 1.64% ALLL/loans & leases 2.77% 2.38% 2.12% 2.19% 1.75% ACL/loans & leases 2.90% 2.51% 2.24% 2.30% 1.90% Tier 1 risk-based capital ratio 13.04% 11.85% 11.14% 10.72% 8.80% Total risk-based capital ratio 16.23% 14.94% 14.26% 13.91% 12.03% Tangible common equity/assets 6.46% 5.68% 4.65% 4.04% 4.88% 11 (1) See pre-tax pre-provision reconciliation slide (2) Net Income less expense for amortization of intangibles divided by average tangible shareholder equity (shareholder equity - intangible assets) (3) Linked-quarter annualized average balance growth rate; impacted by loan sales (4) Linked-quarter annualized average balance growth rates (5) See non-Franklin credit metrics reconciliation

2009 - 2008 Quarterly Financial Review 12

Quarterly Earnings 13

2009 - 2008 Quarterly 14 Significant Items (1) Impacting Financial Performance Comparisons - Reconciliation

Income Statement 15

Pre-tax, Pre-provision Income - Reconciliation (1) 16

Amount 1Q04 0.0336 2Q04 0.0329 3Q04 0.033 4Q04 0.0338 0.0332 1Q05 0.0331 2Q05 0.0336 3Q05 0.0331 4Q05 0.0334 1Q06 0.0332 2Q06 0.0334 3Q06 0.0322 4Q06 0.0328 1Q07 0.0336 2Q07 0.0326 3Q07 0.0352 4Q07 0.0326 1Q08 0.0323 2Q08 0.0329 3Q08 0.0329 4Q08 0.0318 1Q09 0.0297 2Q09 0.031 3Q09 0.032 Amount 1Q04 225.708 2Q04 225.482 3Q04 229.922 4Q04 238.215 3.7 1Q05 238.059 2Q05 244.861 3Q05 245.371 4Q05 247.513 1Q06 247.516 2Q06 266.179 3Q06 259.403 4Q06 262.104 1Q07 259.602 2Q07 257.518 3Q07 263.753 151.592 4Q07 388.296 1Q08 382.324 2Q08 395.49 3Q08 394.087 4Q08 380.006 1Q09 341.087 2Q09 351.115 3Q09 366.996 Change 3Q09 vs. 2Q09: Funding mix 12 bps Rate changes 4 bps Liquidity management (6) bps Total Change +10 bps Net Interest Income & Margin Trends (1) Net Interest Income (FTE) Net Interest Margin (FTE) ($MM) 17 (1) Fully-taxable equivalent basis

Net Interest Margin - Yields & Rate Trends 18 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 E/A Yield 0.0572 0.0542 0.0523 0.0511 0.0489 0.0476 0.0489 0.0505 0.0521 0.0552 0.0572 0.0601 0.0621 0.0655 0.0673 0.0686 0.0698 0.0692 0.0725 0.0688 0.064 0.0585 0.0577 0.0557 0.0499 0.0499 0.0486 Int Brg Liab Rate 0.0226 0.0211 0.0193 0.0185 0.0171 0.0166 0.0182 0.0194 0.0227 0.0256 0.0282 0.0312 0.0343 0.0374 0.0402 0.0412 0.0414 0.042 0.0424 0.0409 0.0353 0.0285 0.0279 0.0274 0.0231 0.0214 0.0193 Fed Funds 0.0125 0.01 0.01 0.01 0.01 0.0125 0.0175 0.0225 0.0275 0.0325 0.0375 0.0425 0.0445 0.049 0.0525 0.0525 0.0525 0.0525 0.0518 0.0452 0.0306 0.0208 0.02 0.0106 0.0025 0.0025 0.0025 Net Int Margin 0.0363 0.0347 0.0346 0.0342 0.0336 0.0329 0.033 0.0338 0.0331 0.0336 0.0331 0.0334 0.0332 0.0334 0.0322 0.0328 0.0336 0.0326 0.0352 0.0326 0.0323 0.0329 0.0329 0.0318 0.0297 0.031 0.032 Earning asset yield Interest bearing liabilities rate Fed Funds rate Net Interest Margin

Net Interest Income at Risk (1) Forward Curve +2%, -2%, & -1% Gradual Change in Rates Managing Interest Rate Risk 2% Rate Rise 2% Rate Fall 1% Rate Fall 2Q01 -0.021 3Q01 -0.017 4Q01 -0.012 1Q02 -0.016 2Q02 -0.013 3Q02 -0.005 4Q02 -0.007 -0.002 1Q03 -0.006 -0.001 2Q03 -0.008 -0.001 3Q03 -0.01 -0.003 4Q03 -0.005 -0.003 1Q04 -0.003 -0.005 2Q04 -0.001 -0.003 3Q04 0.005 -0.005 4Q04 0.002 -0.005 1Q05 0.01 -0.018 -0.008 2Q05 0.007 -0.024 -0.008 3Q05 0.007 -0.017 -0.006 4Q05 0.003 -0.013 -0.005 1Q06 0.003 -0.015 -0.005 2Q06 -0.008 0.021 0.02 3Q06 -0.009 0.003 0.001 4Q06 -0.004 0 0 1Q07 0.004 -0.001 0.002 2Q07 0.002 -0.002 0.001 3Q07 0.008 -0.008 -0.003 4Q07 0.022 -0.03 -0.013 1Q08 -0.007 -0.016 -0.004 2Q08 -0.006 -0.003 0 3Q08 0.008 -0.023 -0.007 4Q08 0.011 -0.003 -0.009 1Q09 0.03 -0.004 -0.016 2Q09 0.018 -0.015 -0.012 3Q09 0.009 -0.021 -0.014 19 Estimated impact on annualized net interest income over the next 12-month period assuming a gradual change in rates over the next 12-month period above and beyond any rate change already implied in the current yield curve.

Noninterest Income Trends 20 Linked Quarter

Noninterest Income Trends 21 Prior-year Quarter

Mortgage Banking Income ($MM) 3Q09 2Q09 1Q09 4Q08 3Q08 Origination & secondary marketing $16.5 $31.8 $30.0 $7.2 $7.6 Servicing fees 12.3 12.0 11.8 11.7 11.8 Amortization of capitalized servicing (10.1) (14.4) (12.3) (6.5) (6.2) Other mortgage banking income 4.1 5.4 9.4 3.0 3.5 Sub-total 22.9 34.8 38.9 15.3 16.8 MSR recovery (17.3) 46.6 (10.4) (63.4) (10.3) Net trading gains (losses) 15.9 (50.5) 6.9 41.3 3.8 Total $21.4 $30.8 $35.4 $(6.7) $10.3 Investor servicing portfolio (1) ($B) $16.1 $16.2 $16.3 $15.8 $15.7 Weighted average coupon 5.73% 5.78% 5.86% 5.95% 5.95% Originations ($B) $1.0 $1.6 $1.5 $0.7 $0.7 Mortgage servicing rights (1) $201.0 $219.3 $167.8 $167.4 $230.4 MSR % of investor servicing portfolio (1) 1.24% 1.35% 1.03% 1.06% 1.46% (1) End-of-period 22

Noninterest Expense Trends Linked Quarter 23

Noninterest Expense Trends 24 Prior-year Quarter

Noninterest Expense Trends Personnel Other 1Q08 201.943 149.621 2Q08 199.991 177.812 3Q08 184.827 154.169 4Q08 196.785 193.309 1Q09 175.932 191.124 2Q09 171.735 164.016 3Q09 172.152 228.945 4Q07 11925 1Q08 11787 2Q08 11251 3Q08 10901 4Q08 10951 1Q09 10540 2Q09 10342 3Q09 10194 Noninterest Expense (1) Number of Employees (FTE) ($MM) 25 (1) Excluding goodwill impairment in 1Q09 and 2Q09

2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Efficiency Ratio - Reported 0.569 0.503 0.646 0.605 0.51 0.614 Efficiency Ratio - Adjusted 0.54 0.496 0.837 0.598 0.604 0.608 Efficiency Ratio Trends (1) Reported revenue and expenses adjusted for automobile operating lease expense and other items affecting comparability including merger costs. See Operating Leverage & Efficiency Ratio Trend slide for a reconciliation between GAAP and adjusted revenue and expenses. (1) 26

Operating Leverage & Efficiency Ratio Trends 27

Balance Sheet 28

Balance Sheet - Assets 29

Balance Sheet - Liabilities & Shareholders' Equity 30

Investment Securities 31

Investment Securities 4Q05 0.146 1Q06 0.155 2Q06 0.158 3Q06 0.155 4Q06 0.138 1Q07 0.134 2Q07 0.123 3Q07 0.099 4Q07 0.095 1Q08 0.094 2Q08 0.097 3Q08 0.098 4Q08 0.094 1Q09 0.0950376 2Q09 0.1167 3Q09 0.1458 Investment Securities Average Balances % of Average Earning Assets ($MM) Investment Securities 4Q05 4290 0.0496 1Q06 4686 0.0523 2Q06 5050 0.0551 3Q06 4945 0.0564 4Q06 4386 0.0613 1Q07 4186 0.0621 2Q07 3882 0.062 3Q07 4626 0.0619 4Q07 4496 0.061 1Q08 4477 0.0588 2Q08 4688 0.0569 3Q08 4687 0.0573 4Q08 4478 0.0594 1Q09 4426 0.0571 2Q09 5307 0.0469 3Q09 6639 0.0404 32

AFS Securities Overview - 9/30/09 33

Investment Securities Trends Linked Quarter - EOP 34 Treasury/Agency debt with final maturities of two years or less Agency CMOs with average maturities of three years or less

Investment Portfolio Performance Portfolio is growing reflecting liquidity build Investing primarily in AAA rated agencies Three areas of the investment portfolio have produced all of our OTTI with most of the mark recorded through OCI Any further impairment charges are limited to expected credit losses 35 September 30, 2009 Par Value Book Value Market Value OCI Alt-A mortgage-backed $231 MM $186 MM $166 MM $ (20) MM Trust preferred 297 253 118 (135) Prime CMOs 571 562 475 (87) Total $1,099 MM $1,001 MM $759 MM $(242) MM The primary difference between the Par Value and Book Value is the previously recognized impairment OCI - accumulated other comprehensive income; pre-tax OTTI - other-than-temporary impairment

Investment Securities - Assessment (1) 36 Par Value Book Value Market Value OCI Alt-A mortgage backed $231 MM $186 MM $166 MM $(20) MM - Purchased 2006 % to Par Value 72% - 13 securities - senior tranche - 10/1 ARMs or 15 / 30 year fixed; no option ARMs - Cash flow analysis performed monthly to test for OTTI with third-party validation Trust preferred 297 253 118 (135) - Purchased 2003-2005 % to Par Value 40% - 16 pools with 480 separate issues - 87% = 1st / 2nd tier bank trust preferred securities with no REIT trust preferreds - Cash flow analysis performed quarterly to test for OTTI with third-party validation Prime CMOs 571 562 475 (87) - Purchased 4Q03-4Q07 % to Par Value 83% - 31 securities - Cash flow analysis performed monthly to test for OTTI with quarterly third-party validation Total $1,099 MM $1,001 MM $759 MM $(242) MM 9/30/09 OCI - accumulated other comprehensive income; pre-tax OTTI - other-than-temporary impairment

Mortgage Backed Agency Asset Backed Muni's Treasuries TLGP Debt Other 12/31/03 0.448 0.234 0.13 0.088 0.061 0 0.039 12/31/04 0.337 0.228 0.283 0.098 0.005 0 0.049 12/30/05 0.3695 0.0732 0.3952 0.1204 0.0043 0 0.0374 12/31/06 0.429 0.034 0.362 0.136 0.001 0 0.038 12/31/07 0.521 0.033 0.193 0.154 0 0 0.099 12/31/08 0.5 0.13 0.11 0.16 0 0 0.1 9/30/09 0.48 0.3 0.09 0.01 0.02 0.04 0.06 Available for Sale Securities Mix 9/30/09 $8.5 B 2.9 Years (2) 5% / 95% (1) 12/31/06 $4.4 B 3.2 Years 14% / 86% (1) 12/31/07 $4.5 B 3.5 Years 7% / 93% (1) 12/31/08 $4.4 B 5.2 Years 12% / 88% (1) 37 (1) Variable-rate / fixed-rate; ARM's > 1 year classified as fixed-rate (2) As of 8/31/09

AAA AA A BBB Not Rated / BBB- and lower FRB & FHLB Stock 12/03 0.798 0.088 0.057 0.022 0.018 0.017 12/04 0.6 0.09 0.25 0.05 0.01 0.02 12/05 0.581 0.145 0.235 0.038 0 0.02 12/06 0.8233 0.062 0.094 0.021 0 0.035 12/07 0.891 0.047 0.057 0.001 0.004 0.093 12/08 0.689 0.142 0.076 0.016 0.077 0.099 9/09 0.867 0.03 0.011 0.02 0.072 0.05 Investment Securities - Credit Quality (1) 38 (1) Percent calculation excludes FRB/FHLB stock required to be held by regulation

Loan Portfolio Overview 39

Credit Exposure Composition ($B) 9/30/09 9/30/09 9/30/09 12/31/08 12/31/08 12/31/08 12/31/07 12/31/07 12/31/07 12/31/06 12/31/06 12/31/06 12/31/05 12/31/05 12/31/05 Amt Pct Amt Pct Amt Pct Amt Pct Amt Pct Commercial & industrial $12.5 33% $13.5 33% $13.1 33% $7.8 30% $6.8 28 % Commercial real estate 8.7 23 10.1 24 9.2 23 4.5 17 4.0 16 Total commercial 21.3 56 23.6 58 22.3 56 12.4 47 10.8 44 Auto loans 2.9 8 3.9 10 3.1 8 2.1 8 2.0 8 Auto direct finance leases 0.3 1 0.6 1 1.2 3 1.8 7 2.3 9 Home equity 7.6 20 7.6 18 7.3 18 4.9 19 4.8 19 Residential real estate 4.5 12 4.8 12 5.4 14 4.5 17 4.2 17 Other consumer 0.7 2 0.7 2 0.7 2 0.4 2 0.4 1 Total consumer 16.0 43 17.5 42 17.7 44 13.8 53 13.6 55 Total loans & leases 37.3 99 41.1 100 40.1 100 26.2 100 24.5 99 Auto operating leases 0.2 1 0.2 -- 0.1 - - - - 0.2 1 Total credit exposure $37.5 100% $41.3 100% $40.1 100% $26.2 100% $24.7 100% 40

Other 0.0801 Kentucky 0.0262 Florida 0.0301 West Virginia 0.0467 Pennsylvania 0.0589 Indiana 0.0615 Michigan 0.147 Ohio 0.5493 Credit Portfolio Overview EOP Outstandings - $37.3 Billion (1) ($B) 41 By State $20.5 $5.5 $2.3 $1.1 $2.2 $1.7 $1.0 $3.0 (1) 9/30/09

Loan and Lease Trends Linked Quarter - Average 42

Loan and Lease Trends Prior-year Quarter - Average 43

Total Loans - By Business Segment ($B) Regional & Business Banking Commercial Banking Commercial Real Estate AFDS PFG Treasury / Other Total C&I $3.3 $7.1 $0.5 $1.0 $1.1 $-- $12.9 CRE 1.4 0.9 6.4 -- 0.2 -- 8.9 Total commercial 4.8 8.0 6.9 1.0 1.2 -- 21.8 Automobile loans/leases -- -- -- 3.2 -- -- 3.2 Home equity loans/lines 6.7 0.1 -- -- 0.7 0.1 7.6 Residential mortgage 3.5 -- -- -- 0.6 0.3 4.5 Other 0.5 -- -- 0.2 -- -- 0.8 Total consumer 10.8 0.1 -- 3.4 1.3 0.5 16.1 Total loans $15.6 $8.0 $6.9 $4.4 $2.5 $0.5 $37.9 44 Avg. Outstandings - $37.9 Billion 3Q09

Total Commercial Loans 45

Public Admin & Other 0.0086 Agriculture 0.0098 Energy 0.0198 Wholesale Trade 0.0372 Transportation 0.0376 Construction 0.0526 Retail Trade 0.0849 Manufacturing 0.1069 Services 0.2274 Finance, Insurance, RE 0.4152 Total Commercial Loans By Industry Sector EOP Outstandings - $21.3 Billion (1) 46 $8.8 $4.8 $2.3 $1.8 $1.1 $0.8 $0.8 $0.4 $0.2 $0.2 (1) 9/30/09

< $5 MM 40532 $5+ MM 791 Total Commercial Loans # of Loans by Size Loans by Dollar Size (1) $5 MM - < $10 MM 458 $10 MM - < $25 MM 279 $25 MM - < $50 MM 46 > $50 MM 8 Total 791 EOP Outstandings - $21.3 Billion (1) < $5 MM 0.567 $5 MM - < $10 MM 0.1504 $10 MM - <$25 MM 0.1931 $25 MM - < $50 MM 0.0651 $50 MM + 0.0244 57% 15% 19% 7% 2% 791 2% 40,532 98% 47 (1) 9/30/09

Commercial Loans - Risk Grade Distribution by % 48 Risk Grade 1-3 (A1) 4 (Ba1) 5 (Ba2) 6 (Ba3) 7 (B1) 8 (B2) 9 (OLEM) 10+ (Classified) Q308 0.03 0.12 0.14 0.22 0.2 0.15 0.04 0.1 Q408 0.03 0.12 0.14 0.22 0.2 0.15 0.04 0.1 Q109 0.03 0.11 0.14 0.22 0.2 0.16 0.04 0.1 Q209 0.02 0.1 0.13 0.18 0.19 0.18 0.08 0.13 Q309 0.0193 0.099 0.1345 0.1663 0.1706 0.1818 0.0719 0.1565 PD Risk Grades (Moody's or Regulatory Definition)

Commercial Loan Delinquencies (1) 30+ Days 90+ Days With 1Q08 0.0018 2Q08 0.0014 3Q08 0.0035 4Q08 0.003 1Q09 0 2Q09 0 3Q09 0.0001 With 1Q08 0.016 2Q08 0.0106 3Q08 0.0145 4Q08 0.0166 1Q09 0.0095 2Q09 0.0125 3Q09 0.0113 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 49

Commercial and Industrial Loans (C&I) 50

51 Other 0.0021 Public administration 0.0098 Agriculture and forestry 0.015 Energy 0.0309 Contractors & construction 0.0368 Transportation, communication & utilities 0.0558 Wholesale Trade 0.06 Retail trade- auto dealers 0.0601 Retail trade- other 0.077 Finance, insurance & real estate 0.1693 Manufacturing 0.1729 Services 0.3103 C & I - Portfolio Composition By Industry - % of Total C&I 51 EOP Outstandings - $12.5 Billion (1) $3.9 $2.2 $2.1 $1.0 $0.8 $0.8 $0.7 $0.5 $0.4 $0.2 $0.1 < $0.1 ($B) (1) 9/30/09 < 1%

52 <$500M 0.2225 $500M - <$1MM 0.1013 $1MM - <$5MM 0.3062 $5MM - <$10MM 0.1441 $10MM - <$20MM 0.1248 $20MM - <$50MM 0.0721 $50MM and greater 0.029 C & I - Portfolio Composition By Loan Outstanding Obligor Size & Number of Obligors 52 5 33 117 260 1,830 1,802 29,960 EOP Outstandings - $12.5 Billion (1) (1) 9/30/09

C&I - Change Analysis ($MM) Total C&I June 30, 2009 balance $13,320 New originations 351 Net pay-offs / takedowns (1,013) Charge-offs (69) Classification changes (42) September 30, 2009 balance $12,547 53 By Activity

EOP Outstandings - $12.5 Billion (2) Diversified by sector and geographically within our Midwest footprint Granular 5 loans >$50 million... 3% of portfolio 30 loans $20-$50 million... 7% of the portfolio Focus on middle market companies with $10-$100 MM in sales 3Q09 portfolio originations associated with new loans to existing customers Credit Quality Trends 3Q09 2Q09 1Q09 4Q08 3Q08 30+ days PD & accruing (3) 0.90% 0.88% 0.67% 1.08% 0.90% 90+ days PD & accruing (3) -- -- -- 0.08% 0.18% NCOs (4) 2.13% 2.91% 2.55% 1.58% 0.95% NALs (3) 4.88% 3.43% 2.89% 2.19% 1.28% ACL (3) 3.31% 2.86% 2.49% 2.44% 2.19% Higher 2009 NCOs consistent with 2008 ACL build C&I - Overview (1) (1) 1Q09 and earlier excludes Franklin Credit 9/30/09 End of period (4) Annualized 54

55 By Segment - 9/30/09 55 C & I - Credit Quality ($MM) O/S 30+ PD Accruing Class. NAL's ACL C & I (Excluding segments below) $11,417 0.83% 9.71% 4.42% 3.02% Residential homebuilder related 455 0.58 25.59 8.81 5.87 Construction & contractors 460 2.13 16.01 7.20 4.27 Auto industry suppliers 215 2.36 40.04 15.97 11.42 Total C & I $12,547 0.90% 11.04% 4.88% 3.31%

56 C & I - Credit Quality 56 Net Charge-offs Net Charge-offs Net Charge-offs Nonaccrual Loans Nonaccrual Loans ($ MM) Amount Pct. (2) % of Total Amount Pct. (3) Services $14.1 1.41% 20.5% $171.2 4.4% Manufacturing 16.6 2.97 24.1 166.4 7.7 Finance, insurance & real estate 10.3 1.90 14.9 95.2 4.5 Retail trade-auto dealers -- 0.02 0.1 1.6 0.2 Retail trade-other 6.5 2.61 9.4 66.0 6.8 Contractors & construction 4.8 3.92 7.0 33.3 7.2 Transport., comm. & utilities 10.4 5.85 15.0 21.1 3.0 Wholesale trade 5.3 2.71 7.7 37.5 5.0 Agriculture & forestry 0.2 0.50 0.4 4.8 2.6 Energy 0.5 0.48 0.7 14.3 3.7 Public administration -- 0.05 -- 0.4 0.3 Other 0.1 1.22 0.2 0.8 3.0 Total $68.8 2.13% 100.0% $612.7 4.9% (1) Listed by portfolio size (2) Annualized (3) % of related outstandings By Industry - 3Q09 (1)

57 C & I - Auto Industry (1) Outstandings (2) ($MM) 3Q09 2Q09 1Q09 4Q08 3Q08 Suppliers Domestic $ 184 $ 196 $ 209 $ 182 $ na Foreign 31 33 33 33 na Total suppliers 215 229 242 215 226 Dealers Floorplan-domestic 298 444 549 553 na Floorplan-foreign 252 339 395 408 na Total floorplan 550 783 944 961 745 Other 351 354 347 346 352 Total dealers 901 1,137 1,291 1,307 1,097 Total auto industry $1,115 $1,366 $1,533 $1,521 $1,323 NALs Suppliers 15.97% 11.00% 6.44% 6.71% 2.36 % Dealers -- 0.10 0.56 -- -- Net charge-offs (3) Suppliers 2.97% 4.19% 5.78% -- % 1.94 % Dealers -- -- 0.08 -- -- (1) End of period (2) Companies with > 25% of their revenue from the auto industry (3) Annualized 57

Commercial Real Estate Loans (CRE) 58

59 Construction Mini-Perm Traditional Perm Qualified Permanent Non Project Loans Line/Letter of Credit 0.2037 0.324 0.0911 0.2705 0.0769 0.0339 CRE - Portfolio Composition By Property Location By Loan Type EOP Outstandings - $8.7 Billion (1) Permanent 27% Mini-perm Traditional 32% Construction 20% Non Project Loans 8% 59 Other (33) 0.1274 Kentucky 0.0144 Florida 0.0312 West Virginia 0.0344 Indiana 0.0631 Pennsylvania 0.0691 Michigan 0.1398 Ohio 0.5204 Lines / Letters of Credit 3% (1) 9/30/09 Permanent Qualified 9% Mini-perm Traditional - Typically 2 to 5 year term loans to allow properties to reach stabilized operating levels after construction, rehab, or repositioning. Permanent Qualified - Loans with 5 years or less term with properties that have reached a stabilized physical occupancy and exhibit an operational cash flow which would qualify for permanent financing during normalized market conditions. Permanent - Amortizing loans with terms of 10 to 25 years.

60 CRE - Portfolio Composition - 9/30/09 60 By Property Type and Property Location ($MM) OH MI PA IN WV FL KY Other Total % Port. Retail properties $901 $240 $157 $210 $47 $81 $10 $591 $2,237 25.7% Multi family 828 138 94 78 80 7 41 135 1,401 16.0 Single family homebuilders 628 93 57 35 20 116 23 67 1,039 11.9 Office 581 204 114 57 61 22 24 65 1,128 13.0 Industrial & warehouse 498 226 35 86 21 43 14 118 1,041 11.9 Lines to R.E. companies 688 120 89 49 54 1 4 17 1,022 11.7 Hotel 152 85 23 26 10 -- -- 70 366 4.2 Health care 172 77 24 -- 5 -- -- 32 310 3.6 Raw land & other land uses 55 27 3 8 2 3 6 15 119 1.4 Other 32 9 6 1 -- -- 3 1 52 0.6 Total $4,535 $1,219 $602 $550 $300 $273 $125 $1,111 $8,715 100.0% % of CRE portfolio 52.0% 14.0% 6.9% 6.3% 3.4% 3.1% 1.4% 12.7% 100.0% NCOs - $ (1) $87 $38 $2 $9 -- $17 $1 $17 $169 NCOs - Annualized % 7.52% 12.09% 1.32% 6.35% -- 23.84% 1.78% 5.94% 7.62% NALs - $ $524 $192 $42 $48 $1 $90 $11 $226 $1,134 NALs - % 11.55% 15.79% 6.96% 8.66% 0.40% 32.95% 8.68% 20.36% 13.01% (1) 3Q09

CRE - Change Analysis ($MM) SFHB Retail Other Total CRE June 30, 2009 balance $1,162 $2,301 $5,483 $8,946 New originations 0 0 44 44 Net pay-offs / takedowns (61) (11) (34) (106) Charge-offs (62) (53) (54) (169) September 30, 2009 balance $1,039 $2,237 $5,439 $8,715 61 By Activity By Type ($MM) Total CRE June 30, 2009 balance $8,946 Single family homebuilder (123) Retail projects (64) Multi family (19) Office (16) Warehouse / industrial (29) Other 20 September 30, 2009 balance $8,715

EOP Outstandings - $8.7 Billion (1) Granular portfolio with geographic and project diversification throughout our footprint Construction lending targeted to major metro markets Single Family Homebuilder ($1.0 Billion) Weakest segment Diversified geographically within our Midwest footprint CRE - Retail ($2.2 billion) Loans originated with quality developers that have experience and financial capacity to support projects underwritten to appropriate standards regarding LTV, DSC, and equity requirements Enforced standard pre-leasing requirements for office and retail property types Credit Quality Trends 3Q09 2Q09 1Q09 4Q08 3Q08 30+ days PD & accruing (2) 1.47% 1.81% 1.36% 2.44% 2.22% 90+ days PD & accruing (2) 0.03% -- -- 0.59% 0.59% NCOs - construction (3) 11.14% 6.45% 5.05% 0.45% 0.68% NCOs - nonconstruction (3) 6.72% 7.79% 2.83% 1.77% 0.39% NALs (2) 13.01% 9.51% 6.80% 4.41% 3.02% ACL (2) 5.17% 4.25% 3.90% 3.30% 2.56% Higher 2009 NCOs consistent with ACL build CRE - Overview (1) 9/30/09 (2) End of period (3) Annualized 62

63 By Segment - 9/30/09 63 CRE - Credit Quality Overview Current Coverage Current Coverage Current Coverage ($MM) O/S 30+ PD Accruing Class. NAL's ACL Write-downs (1) Total CRE (Exc. SFHB & Retail) $5,439 1.45% 15.93% 8.50% 3.86% 2.03% 5.89% SFHB 1,039 2.81 55.58 32.74 10.60 11.04 21.64 Retail 2,237 0.90 22.27 14.80 5.83 5.28 11.11 Total CRE $8,715 1.47% 22.28% 13.01% 5.17% 3.94% 9.11% (1) Writedowns represent prior charge-offs associated with loans in the portfolio as of 9/30/09 Total Coverage Current Coverage Sufficient for These Alternative Outcomes Current Coverage Sufficient for These Alternative Outcomes Current Coverage Sufficient for These Alternative Outcomes Current Coverage Sufficient for These Alternative Outcomes Current Coverage Sufficient for These Alternative Outcomes Current Coverage Sufficient for These Alternative Outcomes Total Coverage PD LGD PD LGD PD LGD SFHB 21.64% 50% 43% 60% 36% 70% 31% $225 $520 $225 $623 $225 $727 $225 Retail 11.11% 20% 56% 30% 37% 40% 28% $249 $447 $249 $671 $249 $895 $249

64 CRE - Credit Quality 64 ($ MM) Net Charge-offs Net Charge-offs Net Charge-offs Nonaccrual Loans Nonaccrual Loans Amount Pct. (2) % of Total Amount Pct. (3) Retail properties $52.5 9.22% 31.1% $331.1 14.8% Multi-family 27.3 7.67 16.1 98.8 7.1 Single family homebuilders 62.0 22.67 36.6 340.0 32.7 Office 2.5 0.86 1.5 110.3 9.8 Industrial & warehouse 18.6 7.03 11.0 138.7 13.3 Lines to real estate companies 3.3 1.26 1.9 64.6 6.3 Hotel 0.6 0.64 0.4 14.7 4.0 Healthcare -- -- -- 0.9 0.3 Raw land and other land uses 2.4 8.09 1.4 27.6 23.2 Other 0.1 1.05 0.1 6.8 13.1 Total $169.2 7.62% 100.0% $1,133.7 13.0% (1) Listed by portfolio size (2) Annualized (3) % of related outstandings By Property Type - 3Q09 (1)

65 By Loan Type - 9/30/09 65 CRE - Credit Quality ($MM) O/S 30+ PD Accruing Class. NAL's ACL Construction $1,775 0.59% 26.49% 18.39% 7.23% Lines / letters of credit 295 1.96 27.17 13.53 5.98 Non project loans 671 0.76 8.77 3.05 4.33 Mini-perm traditional 2,823 2.96 33.56 20.76 5.92 Permanent qualified 794 0.73 2.35 0.96 1.47 Permanent 2,357 0.74 15.55 6.51 4.11 Total CRE $8,715 1.47% 22.28% 13.01% 5.17%

66 By Loan Type - 9/30/09 66 CRE - Maturity Schedule ($MM) Within 12 Mos. 1 - 2 Years 2 - 5 Years 5+ Years Total Construction $1,000 $496 $220 $59 $1,775 Lines / letters of credit 148 25 79 43 295 Non project loans 280 156 165 69 671 Mini-perm traditional 1,673 622 528 -- 2,823 Permanent qualified 231 259 303 -- 794 Permanent 274 194 852 1,038 2,357 Total CRE $3,606 $1,753 $2,147 $1,209 $8,715

EOP Outstandings - $1.0 Billion (1) Portfolio Characteristics Granular portfolio - only 15 projects over $10 million Geographic diversification Primary customers are middle market builders building 50-100 homes per year, limited production builder exposure Continuous monitoring Increased reserves based on increasing risks in the portfolio 67 (1) 9/30/09 (2) 1Q09 decline from 4Q08 reflected reclassification of certain loans to owner-occupied C&I (3) End of period CRE - Single Family Homebuilders ($MM) 3Q09 2Q09 1Q09 (2) 4Q08 3Q08 Vertical construction (3) $718 $802 $847 $1,096 $1,103 Land under development (3) 155 180 198 236 267 Land held for development (3) 166 180 194 257 225 Total $1,039 $1,162 $1,240 $1,589 $1,596

EOP Outstandings - $1.0 Billion (1) Portfolio Performance 68 CRE - Single Family Homebuilder - Credit Quality ($MM) 3Q09 2Q09 1Q09 (3) 4Q08 3Q08 30+ days PD & accruing (2) - $ $296 $263 $267 $228 $229 - % 28.5% 22.6% 21.5% 14.4% 14.4% Classified (2) - $ $577 $539 $480 $369 $287 - % 55.6% 46.4% 38.7% 23.2% 18.0% NALs (included in Classified) (2) - $ $340 $290 $289 $200 $144 - % 32.7% 25.0% 23.3% 12.6% 9.0% ACL (2) - $ $110 $102 $108 $102 $76 - % 10.6% 8.8% 8.7% 6.4% 4.7% Net charge-offs - $ $62.0 $52.2 $29.6 $23.3 $8.7 (annualized) - % 22.67% 17.98% 8.16% 5.86% 2.19% (1) 9/30/09 (2) End of period (3) 1Q09 reflects reclassification of certain loans to owner-occupied C&I

69 (1) 9/30/09 (2) End of period CRE - Retail ($MM) 3Q09 2Q09 1Q09 4Q08 3Q08 Community centers $1,127 $1,180 1,222 na na Mixed / lifestyle 274 262 259 na na Regional centers 181 191 194 na na Credit / freestanding 278 294 304 na na Other 376 374 388 na na Retail exposure trends (2) $2,237 $2,301 $2,367 $2,241 $2,173 EOP Outstanding - $2.2 Billion (1) Portfolio Characteristics Pre-leasing requirements with construction loans generate adequate NOI to cover interest expense at full funded project loan Intensive monitoring with loan rebalancing if new appraisals indicate LTV exceeds policy requirements

EOP Outstandings - $2.2 Billion (1) Portfolio Performance 70 CRE - Retail - Credit Quality ($MM) 3Q09 2Q09 1Q09 (3) 4Q08 3Q08 30+ days PD & accruing (2) - $ $248 $217 $121 $137 $95 - % 11.10% 9.43% 5.11% 5.1% 3.6% Classified (2) - $ $498 $410 $289 $165 $131 - % 22.3% 17.8% 12.2% 6.1% 4.9% NALs (included in Classified) (2) - $ $331 $264 $103 $95 $56 - % 14.8% 11.5% 4.3% 3.5% 2.1% ACL (2) - $ $130 $110 $108 $59 $53 - % 5.8% 4.8% 4.6% 2.2% 2.0% Net charge-offs - $ $52.5 $53.8 $25.3 $7.8 $6.5 (annualized) - % 9.22% 9.35% 5.00% 1.16% 0.97% (1) 9/30/09 End of period (3) 1Q09 reflects reclassification of certain loans to owner-occupied C&I

Total Consumer Loans and Leases 71

Amt Pct Auto loans $2.9 18 % Auto leases 0.3 2 Home equity * 7.6 47 Residential real estate 4.5 28 Other consumer 0.7 5 Total consumer $16.0 100% * Home equity lines $ 4.9 Home equity loans 2.7 Auto loans 0.176 Auto leases 0.024 Home equity 0.47 Residential mortgage 0.28 Other consumer 0.05 Consumer Loans and Leases - 9/30/09 By Type ($B) 72

73 Credit Risk Management Objective Manage the Probability of Default Footprint Portfolio... markets we know and understand Client Selection... bias for high quality customers and relationship lending vs. third party originations Disciplined Underwriting... borrower ability to repay, collateral value, and stress testing when appropriate 73

Reported ex. GNMA FAS 140 ex. GNMA FAS 140 + FCMC 1Q08 0.0089 0.0056 2Q08 0.0089 0.0052 3Q08 0.0093 0.0054 4Q08 0.0115 0.0068 1Q09 0.0138 0.0085 2Q09 0.0152 0.009 0.0086 3Q09 0.0142 0.0066 0.0057 Consumer Loan Delinquencies (1) 30+ Days 90+ Days Reported ex. GNMA FAS 140 ex. GNMA FAS 140 + FCMC 1Q08 0.0285 0.0243 2Q08 0.0282 0.0237 3Q08 0.0312 0.0263 4Q08 0.0346 0.0289 1Q09 0.0373 0.0308 2Q09 0.0395 0.0322 0.032 3Q09 0.0373 0.0286 0.028 (1) Period end; delinquent but accruing as a % of related outstandings at EOP 74

Consumer Loan Delinquencies (1) 30+ Days 90+ Days Residential Mortgages Auto Loans & Lease Home Equity Loans & Lines 2Q08 0.0508 0.0148 0.0118 3Q08 0.0579 0.0174 0.0118 4Q08 0.0574 0.0212 0.0161 1Q09 0.0705 0.0222 0.0149 2Q09 0.0747 0.0214 0.0138 3Q09 0.0576 0.0212 0.0153 (1) Period end; delinquent but accruing as a % of related outstandings at EOP (2) Excludes GNMA FAS 140 government guaranteed and Franklin 75 Residential Mortgages Auto Loans & Lease Home Equity Loans & Lines 2Q08 0.0106 0.0024 0.0036 3Q08 0.012 0.0026 0.0031 4Q08 0.015 0.0035 0.0038 1Q09 0.0203 0.0037 0.0047 2Q09 0.0226 0.0032 0.0035 3Q09 0.0103 0.0034 0.0044 (2) (2) (2) (2)

Automobile Loans & Leases 76

77 Auto Lending - Credit Risk Management Strategies Performance Drivers Borrower quality - as measured at origination by FICO score - Super Prime with consistent increasing trend FICO score distribution - consistent decline in <670 levels Custom Score - utilized to further segment FICO eligible applications - continues to enhance predictive modeling Loan to value - Significantly reduced LTV across all origination segments Geography - Eliminated some under-performing national markets Decision type - Significantly reduced the level of underwriter overrule decisions Used car values - Stabilization in the Manheim Market Index in 2009 Risk Recognition 80% of losses recognized in first 24 months on books Shape of cumulative loss curves has remained steady Loss trends are predictable

EOP Outstandings - $3.2 Billion (1) Consistency of strategy and commitment to dealers Focus on high service quality and high quality full dealer relationships Since 2001 focused on super-prime customers... >740 FICOs and >750 FICOs in 1H08 Fully automated origination and booking system Credit Quality Trends 3Q09 2Q09 1Q09 (2) 4Q08 3Q08 30+ days PD & accruing (3) 2.12% 2.14% 2.22% 2.12% 1.74% 90+ day PD & accruing (3) 0.34% 0.32% 0.37% 0.35% 0.26% NCOs - loans (4) 1.25% 1.73% 1.56% 1.53% 1.02% NCOs - leases (4) 2.04% 2.11% 2.39% 2.31% 1.84% NALs (3) -- -- -- -- -- Credit quality continues to perform within expectations Lease portfolio is declining due to the strategic exit of the business in 4Q08; the declining portfolio balance creates a higher loss rate with more volatility Auto Loans / Leases - Overview (1) 9/30/09 Increase in 1Q09 was a function of the $1 billion securitization End of period (4) Annualized 78

Auto Loans & Leases - Production ($MM) 3Q09 2Q09 1Q09 4Q08 3Q08 2Q08 1Q08 4Q07 Loans Production $ 394 $ 277 $ 399 $ 360 $ 501 $ 673 $ 679 $ 487 % new vehicles 44% 30% 31% 41% 41% 44% 44% 44% Avg. LTV (1) 91% 95% 93% 93% 96% 96% 93% 95% Avg. FICO (1) 763 759 756 751 751 752 752 745 Leases (2) Production $ -- $ -- $ -- $ 24 $ 44 $ 74 $ 68 $ 77 % new vehicles -- -- -- 98% 98% 97% 98% 97% Avg. residual -- -- -- 43% 43% 43% 44% 44% Avg. LTV (1) -- -- -- 88% 96% 102% 102% 102% Avg. FICO (1) -- -- -- 769 770 765 764 761 79 (1) At origination (2) Originated as operating leases since 10/1/07; previously originated as direct financing leases

Auto Loans - Credit Quality Overview 3Q09 2Q09 1Q09 4Q08 3Q08 2Q08 1Q08 4Q07 Portfolio Performance Portfolio Performance 30+ days PD & accruing % 2.02% 2.06% 2.20% 2.09% 1.68% 1.43% 1.45% 1.94% Year-to-Date NCO % 1.52% 1.63% 1.56% 1.12% 0.98% 0.95% 0.97% 0.65% Origination Quality Origination Quality Average FICO 763 759 756 751 751 752 752 745 Average LTV 91% 95% 93% 93% 96% 96% 93% 95% Expected cumulative loss 0.74% 0.92% 1.00% 1.01% 1.19% 1.24% 1.26% 1.58% Originations ($MM) $394 $277 $399 $360 $501 $673 $679 $487 Vintage Performance Vintage Performance 6 month losses (1) 0.12% 0.22% 0.21% 0.18% 0.12% 0.22% 9 month losses (1) 0.49% 0.44% 0.40% 0.38% 0.63% 12 month losses (1) 0.71% 0.73% 0.67% 0.99% 80 (1) Annualized

90+ DPD 30+ DPD 1Q08 7.7229 50.5184 2Q08 8.8247 53.8421 3Q08 10.0539 65.7946 4Q08 13.01 81.3802 1Q09 10.521 63.674 2Q09 8.726 58.842 3Q09 9.614 59.244 Auto Loans Accruing Delinquency Net Charge-offs 81 1Q08 0.0097 2Q08 0.0094 3Q08 0.0102 4Q08 0.0153 1Q09 0.0156 2Q09 0.0173 3Q09 0.0125 0.26% 0.33% 0.36% 0.31% 0.33% 1.68% 2.09% 2.20% 2.06% 2.02% ($MM) L-Q % Change in $ 2% (1) 2Q09 reflects impact of $1.0 B 1Q09 securitization (1)

Auto Loans - Loss Rate Trends Dramatic improvement in the early stage loss performance for the late 2007 and early 2008 vintages Losses peak in the 18-24 month range, and as 2008-2009 vintages make up a greater portion of the portfolio and reach their peak loss months, portfolio losses should decline 82 7-9 Month 10-12 Month 9/05 0.0024 0.0038 10/05 0.0025 0.0038 11/05 0.0025 0.0035 12/05 0.0024 0.0038 1/06 0.0021 0.0041 2/06 0.0019 0.0044 3/06 0.0015 0.0046 4/06 0.0015 0.0041 5/06 0.0015 0.0038 6/06 0.0016 0.003 7/06 0.002 0.0026 8/06 0.0021 0.0027 9/06 0.0018 0.0035 10/06 0.0014 0.0038 11/06 0.0015 0.0032 12/06 0.0015 0.0031 1/07 0.0018 0.0031 2/07 0.0019 0.0032 3/07 0.002 0.0031 4/07 0.0018 0.0034 5/07 0.0021 0.0033 6/07 0.0021 0.0033 7/07 0.0021 0.0037 8/07 0.0022 0.004 9/07 0.0025 0.0041 10/07 0.0028 0.0039 11/07 0.0021 0.0049 12/07 0.0031 0.0052 1/08 0.0038 0.0053 2/08 0.0038 0.0052 3/08 0.0041 0.006 4/08 0.0044 0.0068 5/08 0.0048 0.007 6/08 0.0055 0.0071 7/08 0.0049 0.0079 8/08 0.0036 0.0089 9/08 0.003 0.009 10/08 0.0022 0.0082 11/08 0.0024 0.007 12/08 0.0029 0.006 1/09 0.0029 0.0053 2/09 0.003 0.0058 3/09 0.0034 0.0058 4/09 0.0035 0.006 5/09 0.0037 0.0062 6/09 0.0045 0.0062 7/09 0.0038 0.006 8/09 0.0022 0.006 9/09 0.0018 0.0069

Residential Real Estate Loans 83

Residential Real Estate Trends ($MM) 3Q09 2Q09 1Q09 4Q08 3Q08 Home equity loans / lines $7,581 $7,640 $7,577 $7,523 $7,453 Residential mortgage 4,487 4,657 4,611 4,737 4,812 Interest only 614 625 678 697 699 Alt-A 398 410 436 450 468 Total $12,068 $12,297 $12,188 $12,260 $12,265 Average Outstandings 84

Origination Strategies Focused on the Huntington core markets Utilize the Huntington office network as the primary source Traditional product mix - very limited nontraditional mortgage exposure Never originated sub-prime loans... payment option ARM structures... or negative amortization loans Policies and procedures designed to generate high quality borrowers Huntington maintains servicing on owned portfolios Benefits Clear understanding of market dynamics and economic impacts Direct contact with most of our borrowers Significant percentage of borrowers have another Huntington banking relationship Provided our customers with appropriate products for their circumstances The Interest-Only product is performing well Huntington has always been a cash flow lender, utilizing an interest rate stress on ARM loans and utilizing the debt/income ratio as a material portion of the underwriting process Our servicing capabilities allow for appropriate risk mitigation activities across our real estate secured portfolios Residential Collateral Lending 85

Home Equity Loans and Lines 86

87 Home Equity Loans / Lines - Credit Risk Management Strategies Performance Drivers Lien Position - 40%, or $2.9 B, of the portfolio is secured by a 1st mortgage Payments - 70% of borrowers consistently make more than required payment Borrower quality - as measured at origination by FICO score - consistent increasing trend FICO score distribution - consistent decline in low score levels Custom Score - utilized to further segment FICO eligible applications - continues to enhance predictive modeling Utilization % - Consistent with expectations, limited increase in utilization rate over 2008 based primarily on the low interest rate environment Broker Channel - Eliminated beginning in 2006 based on risk profile Customer relationship orientation - not one-off transactions CLTV - Continue to reduce the level of 90%+ financing Geography - Footprint lender with limited investor property exposure Risk Recognition Write-down to 80% of appraised value at 120 days past due Non-accrual balances represent the realizable value estimate in future periods

EOP Outstandings - $7.6 Billion (1) Focused on geographies within our Midwest footprint Focused on high quality borrowers... >730 FICOs Began exit of broker channel in 2005... <10% of outstandings today Conservative underwriting - manage the probability of default 70%+ of HELOC borrowers consistently make monthly principal payments High risk borrower actions Updated collateral values Increased proactive contact via servicing group Capped lines Credit Quality Trends 3Q09 2Q09 1Q09 4Q08 3Q08 30+ days PD & accruing (2) 1.73% 1.54% 1.49% 1.61% 1.18% 90+ day PD & accruing (2) 0.60% 0.46% 0.47% 0.38% 0.31% NCOs (3) 1.48% 1.29% 0.93% 1.02% 0.85% NALs (2) 0.58% 0.46% 0.50% 0.33% 0.37% Credit quality continues to perform within expectations Home Equity Loans / Lines - Overview 9/30/09 ; includes Franklin loans beginning in 1Q09 End of period (3) Annualized 88

Home Equity Loans / Lines - LTV, FICO, Originations (1) Primarily fixed-rate (2) Weighted average LTVs are cumulative LTVs reflecting the balance of any senior loans (3) Weighted average FICOs reflect currently updated customer credit scores (4) Weighted average at origination (5) Primarily variable-rate 3Q09 2Q09 1Q09 4Q08 3Q08 Loans (1) Ending balance ($B) $2.7 $2.8 $3.0 $3.1 $3.2 Average LTV (2) 71% 71% 71% 70% 70% Average FICO (3) 718 720 721 725 727 Originations ($MM) $54 $28 $39 $41 $97 Average LTV (4) 63% 61% 59% 64% 65% Average FICO (4) 753 749 743 736 740 Lines (5) Ending balance ($B) $4.9 $4.8 $4.7 $4.4 $4.3 Average LTV (2) 78% 78% 78% 78% 78% Average FICO (3) 724 723 720 720 719 Originations ($MM) $338 $357 $522 $410 $442 Average LTV (4) 73% 74% 75% 73% 73% Average FICO (4) 766 766 763 758 756 89

Home Equity Loans & Lines - Originations 90 Volume FICO 1st Lien New Volume 2nd Lien New Volume 1st Lien FICO 2nd Lien FICO 9/08 102.6408 94.539 760 755 10/08 93.2403 89.5731 765 755 11/08 73.6028 66.7473 764 755 12/08 94.4222 81.0533 767 756 1/09 102.4188 89.3469 768 760 2/09 119.981 100.0523 763 758 3/09 113.1689 92.8641 767 762 4/09 73.738 69.5998 767 762 5/09 71.8323 59.2916 773 763 6/09 79.8231 62.0574 769 761 7/09 72.9932 69.2106 769 761 8/09 77.0633 71.4712 773 764 9/09 82.5922 61.3173 766 763 ($MM)

90+ DPD 30+ DPD 1Q08 26.5694 96.7818 2Q08 26.4636 87.5066 3Q08 23.2243 88.7857 4Q08 29.0388 121.7395 1Q09 35.717 114.494 2Q09 35.328 117.333 3Q09 45.334 131.228 Home Equity Loans and Lines Net Charge-offs 91 1Q08 0.0084 2Q08 0.0094 3Q08 0.0085 4Q08 0.0102 1Q09 0.0093 2Q09 0.0129 3Q09 0.0148 0.31% 0.38% 0.47% 0.46% 0.60% 1.18% 1.61% 1.49% 1.54% 1.73% ($MM) L-Q % Change in $ 16% Accruing Delinquency (1) Reflects more active treatment decisions associated with loss mitigation and short sale actions. (1) (1)

Home Equity Loans & Lines - Delinquencies 92 $ Delinquent $ Outstanding Outstandings 30-89 $ DPD 90-119 $ DPD 120+ $ DPD 9/08 7590.1904 23.1994 12.6602 34.8262 10/08 7614.2567 22.6037 13.6441 34.8139 11/08 7622.3494 25.9486 15.0154 34.3289 12/08 7639.1288 29.3478 16.3018 34.3023 1/09 7658.074 29.761 19.6875 36.7888 2/09 7667.1372 29.9446 20.8036 37.9247 3/09 7668.4137 23.3503 20.823 42.0301 4/09 7677.1731 28.5674 16.545 43.8771 5/09 7655.2114 25.7663 17.4815 42.5777 6/09 7631.9169 28.0445 16.2719 38.4784 7/09 7627.5747 25.6131 17.5854 37.8521 8/09 7628.7589 29.4962 17.4206 37.8031 9/09 7634.9242 27.6454 18.7121 36.2055 ($MM) ($MM)

Home Equity Lines - Utilization and Customer Rate 93 Utilization Rate Customer Interest Rate Utilization Rate Customer Interest Rate 8/08 0.4722 0.0498 9/08 0.4754 0.0498 10/08 0.4786 0.0496 11/08 0.4803 0.045 12/08 0.483 0.0402 1/09 0.4867 0.0336 2/09 0.4889 0.0326 3/09 0.4919 0.0327 4/09 0.4959 0.0328 5/09 0.4974 0.0329 6/09 0.5 0.033 7/09 0.5023 0.0331 8/09 0.5034 0.0332 9/09 0.5054 0.0333

Residential Mortgages 94

95 Residential Mortgage - Credit Risk Management Strategies Performance Drivers Standard products and borrower quality - as measured at origination by Secondary market underwriting FICO score - consistent increasing trend FICO score distribution - consistent decline in low score levels Non-standard product structures $603 million of Interest Only loans... targeted within executive relocation activities... continues to perform well $385 million of Alt-A mortgages... exited in 2007... represents <10% of total residential portfolio with majority of cumulative losses likely recognized within 24 months. Decision type - Significantly reduced the level of underwriter overrule decisions Geography - Primarily a footprint lender Risk Recognition Updated appraisals at regular intervals Loss mitigation focus

EOP Outstandings - $4.5 Billion (1) Focused on geographies within our Midwest footprint Traditional product mix... very limited nontraditional exposure as we never originated sub-prime, payment option ARMs, or negative amortization loans $603 million of Interest Only loans... targeted within executive relocation activities $385 million of Alt-A mortgages... exited in 2007 Credit Quality Trends 3Q09 2Q09 1Q09 4Q08 3Q08 30+ days PD & accruing (2) 5.41% 6.92% 6.33% 5.74% 5.79% 90+ days PD & accruing (2) 1.04% 2.11% 1.83% 1.50% 1.20% NCOs (3) 6.15% 1.47% 0.55% 0.62% 0.56% NALs (4) 1.66% 3.15% 2.83% 2.08% 1.75% Credit quality continues to perform within expectations Residential Mortgages - Overview (1) 9/30/09; includes Franklin loans beginning in 1Q09 (2) End of period; excludes GNMA loans - no additional risk as they are approved for repurchase (3) Annualized; 3Q09 would have been 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale (4) End of period; excludes Franklin beginning 1Q09 96

Residential Mortgages - LTV, FICO, Originations (1) Weighted average FICOs reflect currently updated customer credit scores (2) Only owned-portfolio originations Weighted average at origination Excludes Franklin - data NA 3Q09 2Q09 1Q09 4Q08 3Q08 Ending balance ($B) $4.5 $4.6 $4.4 $4.8 $4.9 Average LTV 77% 77% 77% 76% 76% Average FICO (1) 699 700 701 707 706 Originations (2) ($MM) $127 $94 $56 $82 $172 Average LTV (3) 84% 92% 79% 76% 74% Average FICO (3) 749 717 730 741 734 97 (4) (4) (4)

Residential Mortgages - ARMs EOP Outstandings - $2.6 Billion (1) ARMs 2009 resets $159 MM 2010 resets $891 MM FICO distribution > 670 71% Risk Mitigation Proactive customer contact at least 6 months prior to rate reset. Given the high quality borrower, this is a customer retention as well as risk mitigation exercise. Have had success in converting ARMs to fixed-rate products in our owned portfolio. Borrowers experiencing payment issues due to rate increases are re- underwritten or restructured based on willingness and ability to pay. 98 (1) 9/30/09

Residential Mortgages - Interest Only EOP Outstandings - $603 Million (1) 2008 Production $121 MM YTD 2009 Production $6 MM 3Q09 Net charge-offs 3.51% Current LTV (3Q09 values) 78% Updated FICO score (3Q09) 718 Portfolio Information High FICO, standard LTV structure primarily sourced via Huntington's executive relocation program 20%+ consistently make monthly principal payments No material losses expected 99 (1) 9/30/09

Residential Mortgages - Alt-A EOP Outstandings - $385 Million (1) 2008 Production none YTD 2009 Production none 3Q09 Net charge-offs 12.56% Current LTV (3Q09 values) 87% Updated FICO score (3Q09) 664 Portfolio Information The original strategy was centered around stated income and higher LTVs associated with 700+ FICO borrowers Highest risk segment in the residential mortgage portfolio 100 (1) 9/30/09

90+ DPD 30+ DPD 1Q08 61.737 259.523 2Q08 62.006 249.152 3Q08 58.28 281.203 4Q08 71.553 273.475 1Q09 88.381 306.108 2Q09 97.937 321.716 3Q09 46.592 241.841 Residential Mortgages Net Charge-offs 101 1Q08 0.0022 2Q08 0.0033 3Q08 0.0056 4Q08 0.0062 1Q09 0.0055 2Q09 0.0147 3Q09 0.0615 0.0173 1.20% 1.50% 1.83% 2.11% 1.04% 5.79% 5.74% 6.33% 6.92% 5.41% ($MM) L-Q % Change in $ (31)% Accruing Delinquency (1) (1) Excluding U.S. Government guaranteed loans 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale (2) (2)

Residential Mortgages - Delinquencies 102 MONTH ARM Fixed rate Interest only ARM Alt A Balloon Other Total 7/07 0.0384 0.0564 0.0293 0.0932 0.0261 0.1371 0.0533 8/07 0.0406 0.0553 0.0355 0.0962 0.0262 0.139 0.0556 9/07 0.0524 0.0751 0.0299 0.1129 0.0255 0.1451 0.0638 10/07 0.0543 0.0686 0.0303 0.1076 0.0212 0.1313 0.0612 11/07 0.0587 0.0739 0.0423 0.1155 0.0259 0.1505 0.0684 12/07 0.0565 0.0641 0.0384 0.1158 0.0322 0.1413 0.0651 1/08 0.0615 0.0725 0.036 0.1363 0.0302 0.1439 0.0704 2/08 0.0664 0.0697 0.0391 0.1407 0.0359 0.1396 0.0729 3/08 0.063 0.0717 0.0391 0.1337 0.021 0.1438 0.0701 4/08 0.0546 0.0673 0.0387 0.1373 0.0243 0.1475 0.0669 5/08 0.0617 0.0731 0.0406 0.1404 0.0264 0.1516 0.0714 6/08 0.0662 0.0783 0.0559 0.1537 0.0261 0.1617 0.08 7/08 0.0658 0.0765 0.0513 0.1533 0.0289 0.1629 0.0791 8/08 0.0705 0.0877 0.0526 0.1729 0.0353 0.184 0.0874 9/08 0.0734 0.0809 0.0538 0.1726 0.0276 0.1872 0.0865 10/08 0.0729 0.076 0.0576 0.1729 0.029 0.1965 0.0869 11/08 0.0819 0.084 0.069 0.1976 0.0436 0.2176 0.0992 12/08 0.0722 0.0793 0.0627 0.1859 0.039 0.2127 0.0912 1/09 0.0901 0.0933 0.0709 0.2133 0.0516 0.2416 0.1084 2/09 0.0913 0.0844 0.0857 0.2166 0.0564 0.2391 0.1098 3/09 0.0908 0.0872 0.0842 0.2166 0.0539 0.2491 0.1115 4/09 0.0965 0.0943 0.0876 0.2255 0.0577 0.2598 0.1178 5/09 0.0966 0.1013 0.0876 0.2337 0.0606 0.2677 0.1211 6/09 0.0949 0.096 0.0786 0.2129 0.0597 0.2674 0.116 7/09 0.0925 0.0962 0.0763 0.1995 0.0498 0.2676 0.1126 8/09 0.0876 0.093 0.0784 0.1954 0.0516 0.2674 0.1099 9/09 0.0831 0.0869 0.0626 0.1687 0.0524 0.2713 0.1027 By Product

Residential Mortgages - Delinquencies 103 MONTH <640 640-669 670-700 >700 No Score Total 7/07 0.226 0.1057 0.0703 0.023 0.1117 0.0533 8/07 0.2158 0.1092 0.0766 0.0224 0.1537 0.0556 9/07 0.2384 0.1191 0.0834 0.0249 0.0954 0.0638 10/07 0.2139 0.1068 0.0792 0.0231 0.1008 0.0612 11/07 0.2386 0.1371 0.0897 0.0252 0.109 0.0684 12/07 0.2426 0.1135 0.0898 0.0233 0.1024 0.0651 1/08 0.258 0.1217 0.0925 0.0276 0.1078 0.0704 2/08 0.2656 0.1353 0.1 0.0278 0.1071 0.0729 3/08 0.2304 0.1224 0.0946 0.0285 0.1105 0.0701 4/08 0.2343 0.1112 0.0984 0.0254 0.1031 0.0669 5/08 0.2499 0.1224 0.0951 0.0286 0.113 0.0714 6/08 0.2629 0.1363 0.1086 0.0311 0.119 0.08 7/08 0.2581 0.1327 0.1067 0.0319 0.1163 0.0791 8/08 0.2897 0.1561 0.1238 0.0331 0.125 0.0874 9/08 0.2695 0.1582 0.1214 0.0358 0.115 0.0865 10/08 0.2564 0.1604 0.1271 0.0366 0.1149 0.0869 11/08 0.2923 0.1846 0.1482 0.0432 0.1244 0.0992 12/08 0.2668 0.1695 0.1293 0.0402 0.1142 0.0912 1/09 0.3159 0.2025 0.154 0.0491 0.1315 0.1084 2/09 0.3172 0.2109 0.1535 0.05 0.1325 0.1098 3/09 0.3007 0.2088 0.1512 0.0539 0.1339 0.1115 4/09 0.3168 0.2101 0.155 0.0594 0.1404 0.1178 5/09 0.3316 0.2064 0.1618 0.0603 0.1439 0.1211 6/09 0.3166 0.2037 0.1615 0.0545 0.1398 0.116 7/09 0.3144 0.2082 0.1439 0.0513 0.1422 0.1126 8/09 0.3021 0.2099 0.143 0.049 0.1414 0.1099 9/09 0.3163 0.1802 0.1225 0.0408 0.1446 0.1027 By Original FICO Range ($MM)

Other Consumer Loans 104

EOP Outstandings - $0.7 Billion (1) 80% collateralized Autos, untitled vehicles, small boats, mobile homes and other miscellaneous Primarily for existing customers Performed within expectations over the past year though varies by collateral type Other Consumer Loans 105 (1) 9/30/09

106 Franklin Credit Relationship

Improved alignment of interest beginning in 2009 as evidenced by: $166.9 million in collections in 2009 Results consistent with expectations associated with the 1Q09 restructure Interest collections remained consistent over the past 8 months Positions us to leverage the FCMC platform to more rapidly reduce exposure to this portfolio Huntington will continue to provide refinancing process for secondary market eligible borrowers FCMC manages collections, short-term deferrals, loan modifications, and short sale activities Franklin Credit - Cash Flow Review (1) 107 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09 5/09 6/09 7/09 8/09 9/09 Principal 15.7 15.4 15.2 14.3 17.8 12.4 11.8 11 10.4 7.1 6.9 6 4.4 4.2 11 14.8 6.1 5.1 5 4.3 4.6 Interest 11.4 10.9 10.9 9.7 9.9 8.7 8.5 7.6 8 7.2 6.5 6 5.8 5.8 5.2 5.5 4.9 5 4.7 4.4 4.1 OREO Net Proceeds 1.6 2.3 3.2 3.1 2.7 3.2 5.3 3 4.8 4.2 3.1 7.2 5.4 6.7 6.8 6.5 7.8 7.8 6.3 6.6 5.1 Other Fees 1.3 1.2 1.2 1.6 1.5 1.1 1.1 1.2 1.4 1.1 1 0.6 0.5 0.4 0.5 0.3 0.4 0.1 0.2 0.1 0.1 Required P&I & SG&A Expense 19.4 19.3 19.6 19.7 18.9 19.1 20.7 18.6 18.6 19.5 20.3 19.4 19.4 19.4 19.4 19.4 19.4 19.4 19.4 19.4 19.4 ($MM) (1) Total FCMC relationship including other participants 107 3Q09 $46.0 MM 2Q09 $64.2 MM Total Cash Collections 1Q09 $56.7 MM

Credit Quality Review 108

Credit Quality Trends Overview 3Q09 2Q09 1Q09 4Q08 3Q08 NAL ratio (1) 5.85% 4.72% 3.93% 3.66% 1.42% NPA ratio (2) 6.26 5.18 4.46 3.97 1.64 Net charge-off ratio 3.76 3.43 3.34 5.41 0.82 90+ days PD & accruing (3) 0.29 0.38 0.35 0.46 0.44 ALLL ratio 2.77 2.38 2.12 2.19 1.75 ALLL / NAL coverage 47 50 54 60 123 ALLL / NPA coverage 44 46 47 55 107 ACL ratio 2.90 2.51 2.24 2.30 1.90 ACL / NAL coverage 50 53 57 63 134 ACL / NPA coverage 46 48 50 58 116 (1) NALs divided by total loans and leases (2) NPAs divided by the sum of loans and leases, impaired loans held for sale, net other real estate and other NPAs (3) Excludes government guaranteed loans 109

110 110 Total Loan Portfolio Asset Quality - 9/30/09 ($MM) O/S NAL NAL ACL ACL ACL / NAL 30+ PD Accruing CRE Single family homebuilder $1,039 $340 32.74% $110 10.60% 32% 2.81% Retail 2,237 331 14.80 130 5.83 39 0.90 Other 5,439 463 8.50 210 3.86 45 1.45 C&I 12,547 613 4.88 416 3.31 68 0.90 Auto loans/leases 3,248 -- -- 59 1.82 NMV 2.12 Home equity loans / lines 7,576 44 0.58 88 1.16 200 1.73 Residential mortgages Franklin 393 323 82.24 -- -- -- 1.76 Core residential mortgages 4,075 68 1.66 50 1.23 74 9.21 Other consumer 750 -- -- 18 2.44 NMV 2.21 Total portfolio $37,304 $2,181 5.85% $1,082 2.90% 50% 2.25% (1) 5.76% excluding U.S. government guaranteed loans (1)

Key Loan Portfolio Credit Quality Metrics 111

Net Charge-offs ($MM) 3Q09 2Q09 1Q09 4Q08 3Q08 Franklin $(4.1) $(9.9) $128.3 $423.3 $ -- Non-Franklin C&I 72.9 108.2 82.3 50.1 29.6 Total C&I 68.8 98.3 210.6 473.4 29.6 Commercial real estate 169.2 172.6 82.8 38.4 11.0 Total commercial 238.1 270.9 293.4 511.8 40.6 Auto loans 9.0 12.4 15.0 14.9 9.8 Auto leases 1.8 2.2 3.1 3.7 3.5 Home equity loans / lines 28.0 24.7 17.7 19.2 15.8 Residential mortgages 69.0 17.2 6.3 7.3 6.7 Other 10.1 7.0 6.0 3.8 7.2 Total consumer 117.9 63.5 48.1 48.8 43.1 Total $355.9 $334.4 $341.5 $560.6 $83.8 112 (1) $19.4 MM excluding $32.0 MM impact due to implementation of more conservative loss recognition and $17.6 MM impact due to loan sale (2) $306.3 MM excluding residential mortgage impacts (1) (2)

Net Charge-off Ratios (1) 3Q09 2Q09 1Q09 4Q08 3Q08 Franklin nmv% nmv% nmv% nmv% --% Non-Franklin C&I 2.26 3.20 2.55 1.58 0.95 Total C&I 2.13 2.91 6.22 13.78 0.87 Commercial real estate 7.62 7.51 3.27 1.50 0.45 Total commercial 4.37 4.77 4.96 8.54 0.69 Auto loans 1.25 1.73 1.56 1.53 1.02 Auto leases 2.04 2.11 2.39 2.31 1.84 Home equity loans / lines 1.48 1.29 0.93 1.02 0.85 Residential mortgages 6.15 1.47 0.55 0.62 0.56 Other 5.36 4.03 3.59 2.22 4.32 Total consumer 2.94 1.56 1.12 1.12 0.98 Total 3.76% 3.43% 3.34% 5.41% 0.82% (1) Annualized 1.73%, excluding impact due to implementation of more conservative loss recognition and loan sale 3.24%, excluding residential mortgage impacts 113 (2) (3)

Nonaccrual Loans, Nonperforming Assets and Accruing Restructured Loans 114

($MM) 9/30/09 6/30/09 $ # $ # Commercial >$5 $647.7 62 $389.1 39 $2-<$5 473.5 152 375.8 121 <$2 625.1 542.6 Subtotal $1,746.4 $1,307.6 Residential RE and Home Equity Franklin 338.5 344.6 Other 96.2 166.2 Subtotal 434.7 510.8 Total NALs $2,181.1 $1,818.4 Nonaccrual Loans (NAL) - by Sector $2,181.1 MM @ 9/30/09 Other 0.004 Energy 0.007 Consumer 0.013 Transportation 0.018 Wholesale Trade 0.024 Retail Trade 0.035 Construction 0.073 Manufacturing 0.079 Services 0.105 Residential RE 0.186 Finance, Ins., R/E 0.456 115

Nonperforming Asset Flow Analysis ($MM) 3Q09 2Q09 1Q09 4Q08 3Q08 NPA beginning of period $2,002.6 $1,775.7 $1,636.6 $675.3 $624.7 Additions / increases 899.9 (1) 750.3 622.5 509.3 175.3 Franklin - net impact (18.8) (57.4) (204.5) 650.2 -- Return to accruing status (52.5) (40.9) (36.1) (13.8) (9.1) Loan and lease losses (305.4) (282.7) (168.4) (95.7) (47.3) OREO losses (30.6) (20.6) (4.0) (4.6) (5.5) Payments (117.7) (95.1) (61.5) (66.5) (43.3) Sales (33.4) (26.7) (9.0) (17.6) (19.5) NPA end-of-period $2,344.0 $2,002.6 $1,775.7 $1,636.6 $675.3 116 Period End (1) Over 55% of newly identified nonaccrual commercial loans less than 30 days past due

Nonaccrual Loan Assessment 117 (1) Cumulative NCOs against credit exposure (2) Current ACL as a % of the September 30, 2009 balances (3) Included in Adjusted non-Franklin NALs September 30, 2009 No future losses expected on the Franklin exposure or impaired commercial loans Prior charge-offs and existing ACL appropriately address the adjusted non- Franklin NAL exposure 50% of the adjusted non-Franklin NAL exposure is less than 30 days PD Minimal future losses on residential balances covered by existing ACL ($MM) Outstandings Prior NCOs (1) Existing ACL (2) Total nonaccrual loans $2,181.1 Less: Franklin NALs (338.5) 71% 0% Non-Franklin NALs 1,842.6 26 18 Less: Impaired commercial loans with no reserve (507.1) 33 0 Adjusted non-Franklin NALs $1,335.5 23% 25% Non-Franklin residential mortgage and home equity NALs (3) $ 96.2 37% 10%

Allowances for Credit Losses (ACL) (1) ($MM) 3Q09 3Q09 2Q09 1Q09 4Q08 3Q08 Allowance for loan Allowance for loan and lease losses (ALLL) $1,032.0 $917.7 $838.5 $900.2 $720.7 Allowance for unfunded loan Allowance for unfunded loan commitments and LOCs (AULC) 50.1 47.1 47.0 44.1 61.6 Total allowance Total allowance for credit losses (ACL) $1,082.1 $964.8 $885.5 $944.4 $782.4 ALLL as % of ALLL as % of total loans and leases 2.77% 2.38% 2.12% 2.19% 1.75 % total NALs 47 50 54 60 123 ACL as % of ACL as % of total loans and leases 2.90% 2.51% 2.24% 2.30% 1.90 % total NALs 50 53 57 63 134 (1) Period end 118

Allowance for Credit Losses Methodology Allowance for loan and lease loses (ALLL) An estimate of loss based on characteristics of each commercial and consumer loan, lease, or loan commitment, and An estimate of loss based on a review of each impaired loan >$500,000 Generally developed to cover a defined percentage of 12-month future losses Includes a general reserve to cover significant charges or economic shocks Allowance for unfunded loan commitments and letters of credit (AULC) Reported as a liability Determined using the same ALLL transaction and economic reserve methodology AULC is reduced and the ALLL is increased as loans are funded Allowances for credit losses (ACL) Sum of ALLL and AULC with both available to absorb credit losses 119

Non-Franklin Credit Metrics Reconciliations 120

Non-Franklin Credit Metrics Reconciliation 121

Non-Franklin Credit Metrics Reconciliation 122

Non-Franklin Credit Metrics Reconciliation 123

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 124

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 125

Quarterly Net Charge-off Reconciliation (1) (1) Annualized 126

127 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

128 Nonaccrual Loans (NALs), Nonperforming Assets (NPA) & Accruing Restructured Loans (ARLs)

Deposits and Other Funding 129

Total Deposits - By Business Segment 130 Avg. Balances - $39.6 Billion ($B) Regional & Business Banking Commercial Banking Commercial Real Estate AFDS PFG Treasury / Other Total DDA-noninterest bearing $3.4 $2.1 $0.2 $ 0.1 $0.4 $0.1 $6.2 DDA-interest bearing 3.7 0.8 -- -- 0.6 -- 5.1 Money market deposits 4.7 1.4 0.2 -- 1.3 -- 7.6 Savings and other domestic time deposit 4.5 0.1 -- -- 0.1 -- 4.8 Core certificates of deposit 11.3 -- -- -- 0.3 -- 11.6 Total core deposits 27.6 4.5 0.4 0.1 2.7 0.1 35.3 Other deposits 0.3 1.5 -- -- 0.2 2.3 4.2 Total deposits $27.9 $6.0 $0.4 $0.1 $2.9 $2.4 $39.6 3Q09

Deposit Trends 131 Linked Quarter - Average

Deposit Trends 132 Prior-year Quarter

Total Core Deposit Trends 133

Other Funding - 9/30/09 Non-core Deposits 0.3478 S-T Borrowings & Other Liab. 0.1842 FHLB Advances 0.0856 Other L-T Debt 0.2266 Subordinated Notes 0.1558 $10.7 Billion Noncore Deposits $3.7 B / 35% S-T Borrowings & Other Liabilities $2.0 B / 18% FHLB Advances $0.9 B / 9% Other L-T Debt $2.4 B / 23% Subordinated Notes $1.7 B / 16% 134

Funding Assessment Holding Company Over $1 billion of cash $30 million per quarter dividend requirements Next borrowing maturity not until 2013: $50 million Bank Level Funding expected to be met primarily through core deposits Unused credit available FHLB advances Discount window capacity 135

Illustrative Internal Supervisory Capital Assessment Program (SCAP) Analysis 136

HBAN 0.0038 BBT 0.0076 KEY 0.0082 RF 0.0138 STI 0.0186 FITB 0.0347 HBAN 0.0122 KEY 0.0124 BBT 0.0129 RF 0.0174 FITB 0.0217 STI 0.027 RF 0.0067 KEY 0.015 BBT 0.0163 HBAN 0.0213 FITB 0.0508 STI 0.0522 RF 0.0008 HBAN 0.0052 BBT 0.0062 KEY 0.0081 FITB 0.018 STI 0.03 BBT 0.0093 STI 0.01 RF 0.0135 HBAN 0.0179 KEY 0.0199 FITB 0.0579 BBT 0.0118 HBAN 0.0143 STI 0.0164 KEY 0.0192 RF 0.0635 FITB 0.1865 BBT 0.0059 RF 0.009 STI 0.0095 FITB 0.0171 KEY 0.0187 HBAN 0.021 BBT 0.0224 RF 0.0316 KEY 0.0345 HBAN 0.038 STI 0.0555 FITB 0.0718 STI 0.0128 RF 0.0144 FITB 0.0166 KEY 0.0175 HBAN 0.018 BBT 0.0248 FITB 0.0032 HBAN 0.0034 STI 0.0037 KEY 0.0051 BBT 0.0051 RF 0.006 137 5/20/09 - Illustrative SCAP Analysis Annualized (2) Period end Source: Regulatory filings Note: HBAN excludes Franklin First Lien Mortgages Second/Junior Lien Mortgages First Lien Mortgages Second/Junior Lien Mortgages Commercial & Industrial Commercial Real Estate Commercial & Industrial Commercial Real Estate Other Loans & Leases Other Loans & Leases 4Q08 NALs / Loans (2) 4Q08 NCOs / Average Loans (1) BBT 0.0129 HBAN 0.0135 STI 0.0168 KEY 0.0175 RF 0.032 FITB 0.0757 BBT 0.0143 RF 0.0149 KEY 0.017 HBAN 0.0209 STI 0.0301 FITB 0.0323 Total Loans and Leases Total Loans and Leases

138 5/20/09 - Illustrative SCAP Analysis Note: Loan balances based on regulatory financials. Excludes Franklin Credit. (1) Loss ranges represent ranges from SCAP analysis relating to the following banks: BBT, FITB, KEY, PNC, RF and STI Outstandings 2-Yr Cumulative Losses (1) 2-Yr Cumulative Losses (1) 2-Yr Cumulative Losses (1) Implied Cumulative Losses Implied Cumulative Losses Implied Cumulative Losses ($ B) 12/31/08 Low Median High Low Median High First lien mortgage loans $6.7 3.4% 6.3% 10.3% $0.2 $0.4 $0.7 Second / junior lien mortgages 6.2 6.3 10.4 13.7 0.4 0.6 0.9 Commercial & industrial 7.5 4.5 6.5 11.0 0.3 0.5 0.8 Commercial real estate 13.0 10.6 12.6 13.9 1.4 1.6 1.8 Other loans and leases 7.4 6.2 7.9 9.3 0.5 0.6 0.7 Total loans and leases $40.8 8.3% 8.8% 10.5% $2.8 $3.8 $4.9 Total loss rate Total loss rate 6.8% 9.2% 11.9% Peers - 2Yr. Cumulative Losses Peers - 2Yr. Cumulative Losses Peers - 2Yr. Cumulative Losses Peers - 2Yr. Cumulative Losses SunTrust SunTrust SunTrust 8.3% KeyCorp KeyCorp KeyCorp 8.5 BB & T BB & T BB & T 8.6 PNC Financial PNC Financial PNC Financial 9.0 Regions Financial Regions Financial Regions Financial 9.1 Fifth Third Fifth Third Fifth Third 10.5

139 5/20/09 - Illustrative SCAP Analysis Includes potential additional liability management initiatives, exchange of other capital instruments, adoption of new accounting standards and other management initiatives Per 10% rule 2-Year Cumulative Losses 2-Yr Cumulative Losses 2-Yr Cumulative Losses 2-Yr Cumulative Losses 2-Yr Cumulative Losses ($ MM) 7% 8% 9% 10% Tier 1 Common required $(178) $111 $546 $981 Common equity issued 350 350 350 350 Hybrid tender ~75 ~75 ~75 ~75 Other Tier 1 Common sources (1) ~250 ~250 ~250 ~250 Tier 1 Common surplus / (deficit) $853 $564 $129 $(306) Disallowed deferred tax asset (2) $ -- $ 24 $193 $362 Critical Assumptions 2009 / 2010 pre-tax, pre-provision net revenue of $900 MM annually Reserve of $502 MM, 1.23% of loans (average of 2003-2007) $130 MM losses on securities portfolio Credit for actions completed in 2009 - $134 MM convertible exchange, FCMC restructuring, $120 MM discretionary equity issuance Based on regulatory financial reporting

5/20/09 - Illustrative SCAP Analysis 140 Non-Franklin Regulatory Reporting Reconciliations

5/20/09 - Illustrative SCAP Analysis 141 Non-Franklin Regulatory Reporting Reconciliations

Illustrative SCAP Analysis (1) – Updated

($ B)	Outstandings 6/30/09	2-Yr. Cumulative Losses (2) Low	Median	High	Implied Cumulative Losses Low	Median	High
First lien mortgage loans	$6.4	3.4%	6.3%	10.3%	$0.2	$0.4	$0.7
Second / junior lien mortgages	6.1	6.3	10.4	13.7	0.4	0.6	0.8
Commercial & industrial	7.1	4.5	6.5	11.0	0.3	0.5	0.8
Commercial real estate	12.6	10.6	12.6	13.9	1.3	1.6	1.8
Other loans and leases	6.3	6.2	7.9	9.3	0.4	0.5	0.6
Total loans and leases	**$38.5**	**8.3%**	**8.8%**	**10.5%**	**$2.7**	**$3.6**	**$4.6**
			Total loss rate		6.9%	**9.3%**	12.0%

Peers 2 Yr. Cumulative Losses	
SunTrust	**8.3%**
KeyCorp	**8.5**
BB & T	**8.6**
PNC Financial	**9.0**
Regions Financial	**9.1**
Fifth Third	**10.5**

Note: Loan balances based on regulatory financials. Excludes Franklin Credit.
(1) Supervisory Capital Assessment Program – Federal Reserve stress test applied to 19 largest bank holding companies in May 2009
(2) Loss ranges represent ranges from SCAP analysis relating to the following banks: BBT, FITB, KEY, PNC, RF and STI

Huntington

142

2-Yr Cumulative Losses (7/09 - 6/11) 2-Yr Cumulative Losses (7/09 - 6/11) 2-Yr Cumulative Losses (7/09 - 6/11) 2-Yr Cumulative Losses (7/09 - 6/11) ($ MM) 7% 8% 9% 10% Tier 1 Common equity - 6/30/09 $3,091 $3,091 $3,091 $3,091 Pre-tax, pre-provision net revenue 852 852 852 852 Cumulative losses (after tax) (1,754) (2,004) (2,255) (2,506) Preferred dividends (202) (202) (202) (202) Disallowed deferred tax asset (1) -- -- (106) (266) 3Q09 capital raise 587 587 587 587 Tier 1 Common equity - 6/30/11 $3,211 $2,960 $2,604 $2,194 Tier 1 Common equity ratio - 6/30/11 7.1% 6.5% 5.7% 4.8% Tier 1 Common surplus / (deficit) $1,393 $1,142 $786 $375 Tier 1 Common surplus / (deficit) - 5/20/09 $853 $564 $129 $(306) 143 Illustrative SCAP Analysis - Updated (1) Per 10% rule 2-Year Cumulative Losses Critical Assumptions Reserve of $502 MM, 1.23% of loans (average of 2003-2007) $130 MM losses on securities portfolio Based on regulatory financial reporting

Capital 144

Capital (1) 3Q09 3Q09 2Q09 1Q09 4Q08 3Q08 Total risk-weighted assets ($B) $44.1 $45.5 $46.4 $47.0 $46.6 Tier 1 leverage 11.30% 10.62% 9.67% 9.82% 7.99% Tier 1 risk-based capital 13.04 11.85 11.14 10.72 8.80 Total risk-based capital 16.23 14.94 14.26 13.91 12.03 Tangible common equity/assets 6.46 5.68 4.65 4.04 4.88 Tangible equity/assets 9.71 8.99 8.12 7.72 5.99 Tier 1 common risk-based capital ratio 7.82 6.80 5.63 5.05 5.89 Double leverage (2) 71 74 78 85 105 (1) Period end (2) (Parent company investments in subsidiaries + goodwill) / equity 145

Capital Actions 146

LLR/NPL ratio 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Tang. Equity / Risk-Weighted Assets 0.0558 0.0659 0.066 0.0839 0.0894 0.1004 Tang. Equity / Assets (TE Ratio) 0.0492 0.059 0.0599 0.0772 0.0812 0.0899 0.0971 Tang. Common Equity / Assets (TCE Ratio) 0.0492 0.0481 0.0488 0.0404 0.0465 0.0568 0.0646 Tier 1 Common Risk-Based Capital Ratio 0.0558 0.0581 0.0589 0.0505 0.0563 0.068 0.0782 Capital Trends (1) End-of-period 147

Total Risk-based Capital Tier I Risk-based Capital Tang. Equity / Risk Weighted Assets Tang. Equity / Assets 3Q02 0.1178 0.0881 0.0764 4Q02 0.1125 0.0834 0.0722 1Q03 0.1104 0.0816 0.07 2Q03 0.1111 0.0832 0.0723 0.0706 3Q03 0.1119 0.084 0.0724 0.0677 4Q03 0.1195 0.0853 0.0731 0.0679 1Q04 0.1213 0.0874 0.076 0.0697 2Q04 0.1256 0.0898 0.0764 0.0695 3Q04 0.1253 0.091 0.0783 0.0711 4Q04 0.1248 0.0908 0.0786 0.0718 1Q05 0.1233 0.0904 0.0784 0.0742 2Q05 0.1239 0.0918 0.0805 0.0736 3Q05 0.127 0.0942 0.0819 0.0739 4Q05 0.1242 0.0913 0.0791 0.0719 1Q06 0.1291 0.0894 0.078 0.0697 2Q06 0.1229 0.0845 0.0729 0.0646 3Q06 0.1281 0.0895 0.0797 0.0713 4Q06 0.1279 0.0893 0.0772 0.0693 1Q07 0.1282 0.0898 0.0777 0.0711 2Q07 0.1349 0.0974 0.0766 0.0687 3Q07 0.1158 0.0835 0.0646 0.057 4Q07 0.1085 0.0751 0.0567 0.0508 1Q08 0.1087 0.0756 0.0558 0.0492 2Q08 0.1205 0.0882 0.0659 0.059 3Q08 0.1203 0.088 0.066 0.0599 4Q08 0.1391 0.1072 0.0839 0.0772 1Q09 0.1426 0.1114 0.0894 0.0812 2Q09 0.1494 0.1185 0.1004 0.0899 3Q09 0.1623 0.1304 0.113 0.0971 Capital Trends Shareholders' Equity Key Equity Ratios (1) (Average $B) Shareholders' Equity 3Q02 2.214 4Q02 2.163 1Q03 2.166 2Q03 2.151 3Q03 2.239 4Q03 2.228 1Q04 2.278 2Q04 2.323 3Q04 2.412 4Q04 2.481 1Q05 2.527 2Q05 2.619 3Q05 2.611 4Q05 2.57 1Q06 2.73 2Q06 2.995 3Q06 2.97 4Q06 3.084 1Q07 3.014 2Q07 3.043 3Q07 6.206 4Q07 6.211 1Q08 5.877 2Q08 6.357 3Q08 6.323 4Q08 7.019 1Q09 7.225 2Q09 4.928 3Q09 5.285 148 End-of-period

Credit Ratings Senior Subordinated Comm'l. Paper / Notes Notes Short-term Outlook Huntington Bancshares Moody's 4/7/09 Baa2 Baa3 P-2 Negative S&P 6/17/09 BB+ BB B Negative Fitch 9/14/09 BBB BBB- F2 Negative The Huntington National Bank Moody's 4/7/09 Baa1 Baa2 P-2 Negative S&P 6/17/09 BBB- BB+ A-3 Negative Fitch 9/14/09 BBB+ BBB F2 Negative 149

Franchise 150

Midwest financial services holding company Founded - 1866 Headquarters - Columbus, Ohio Total assets - $53 billion Employees (1) - 10,194 Franchise: Footprint 6 states: OH, MI, PA, IN, WV, KY 604 offices / 1,366 ATMs Retail and Business Banking 5 Areas - Mortgage banking + MD, NJ Commercial Banking 11 Regions Commercial Real Estate Auto Finance & Dealer Services Private Financial Group + FL (1) Full-time equivalent (FTE) 151 Huntington Bancshares Overview

Focus on the Midwest (1) Offices 115 ATMs 237 Detroit 3% Grand Rapids 10% Offices 339 ATMs 750 Akron 8% Canton 25% Cincinnati 4% Cleveland 5% Columbus 28% Dayton 6% Toledo 21% Youngstown 20% Offices 50 ATMs 84 Indianapolis 6% Offices 13 ATMs 31 Offices 28 ATMs 130 Charleston 11% Excludes 3 PFG offices in FL and 2 ATMs in MD. Market share at 6/30/09 Offices 601 ATMs 1,364 152 Offices 56 ATMs 132 Pittsburgh 3% The Huntington Franchise - 9/30/09

A Strong Regional Presence Source: SNL Financial, company presentations and filings FDIC deposit data as of June 30, 2009 Deposits - Top 12 MSAs MSA Rank BOs Deposits Share Columbus, OH 1 68 $10,231 27.6% Cleveland, OH 5 60 3,613 5.5 Detroit, MI 8 45 2,874 3.1 Toledo, OH 2 42 2,186 20.6 Pittsburgh, PA 6 40 2,041 2.8 Cincinnati, OH 4 40 1,934 3.6 Youngstown, OH 1 36 1,843 19.9 Indianapolis, IN 4 45 1,705 6.1 Canton, OH 1 23 1,381 24.9 Grand Rapids, MI 3 21 1,223 10.0 Akron, OH 5 17 843 7.5 Charleston, WV 3 8 600 10.8 BOs = Banking offices 153 % Deposits #1 Share markets 36% #1- #3 Share markets 50%

Organization 154

Management Committee Management Committee 155 2009 Appointments

Senior Leadership Team Experience-Yrs Position Appointed Banking HBAN Stephen Steinour Chairman, President and CEO 1Q09 29 new Dan Benhase SEVP-Private Financial Group Director 2Q06 26 9 Kevin Blakely SEVP-Chief Risk Officer 3Q09 35 new Jim Dunlap SEVP-Regional & Commercial Banking Director 1Q06 30 30 Don Kimble SEVP-Chief Financial Officer 3Q04 22 5 Mary Navarro SEVP-Retail & Business Banking Director 1Q06 32 7 Daniel Neumeyer SEVP-Chief Credit Officer 3Q09 26 new Nick Stanutz SEVP-Dealer Sales Group Director 2Q06 30 23 Randy Stickler SEVP-Commercial Real Estate Director 1Q09 28 new Mark Thompson SEVP-Strategy & Segment Performance Director 2Q09 25 new Zahid Afzal EVP-Chief Information Officer 1Q06 25 (1) 3 Elizabeth Allen EVP-Dir. of Corporate Public Relations 3Q09 30 (1) new Jim Baron EVP-Consumer Segment Director 1Q07 30 5 Dick Cheap EVP-General Counsel and Secretary 2Q98 11 11 Michael Cross EVP-Senior Commercial Approval Officer 4Q06 29 7 Shirley Graham EVP-Human Resources Director 1Q09 23 23 Eric Sutphin EVP-Chief Auditor 3Q04 20 4 Peter Dunlap President-Huntington Insurance 3Q08 17 (1) 9 Tim Barber SVP-Credit Policy Manager 1Q99 20 11 (1) Includes outside of banking 156

Regional Banking Presidents Experience - Yrs Region Appointed Banking HBAN Jim Dunlap* West Michigan 1Q06 30 30 Rebecca Smith East Michigan 1Q07 32 2 Mike Newbold Central Indiana 4Q06 33 6 Sharon Speyer Northwest Ohio 1Q01 21 17 Jerry Kelsheimer Greater Cleveland 1Q05 22 14 Frank Hierro Mahoning Valley 1Q00 30 23 William Shivers Greater Akron/Canton 3Q09 17 2 Jim Kunk Central Ohio 1Q94 27 27 Mark Reitzes Southern Ohio / KY 1Q08 23 16 David Hammer Pittsburgh 3Q09 20 1 Clayton Rice West Virginia 3Q07 22 5 157 * Regional / Commercial Banking Executive

Retail and Business Banking Executives Experience - Yrs Area Appointed Banking HBAN Robert Soroka Northeast Area 2Q09 25 7 Deborah Stein Central Area 2Q09 26 6 Cindy Keitch East Area 2Q09 36 15 Brian Bromley Northwest Area 2Q09 25 23 Jonathan Greenwood West Area 2Q09 24 16 Jeff Rosen Business Banking 2Q09 23 3 158

Business Segment Summary 159

Business Segment Loans & Deposits - 9/30/09 Total Credit Exposure - $37.3 B Total Deposits - $39.8 B 160 Retail and Business Banking 0.706 Commercial Banking 0.157 Commercial Real Estate 0.011 Dealer sales 0.002 PFG 0.074 Treasury / Other 0.05 Retail & Business Banking 0.412 Commercial Banking 0.213 Commercial Real Estate 0.18 AFDS 0.116 PFG 0.066 Treasuy / Other 0.013 Commercial Real Estate $6.7 B 18% Retail & Business Banking $15.4 B 41% Treasury / Other (1) $0.5 B 1% (1) Includes Franklin Commercial Banking $7.9 B 21% Auto Finance & Dealer Services $4.3 B 12% Private Financial Group $2.5 B 7% Commercial Real Estate $0.5 B 1% Treasury / Other $2.0 B 5% Retail & Business Banking $28.1 B 71% Commercial Banking $6.2 B 16% Private Financial Group $3.0 B 7% Auto Finance & Dealer Services $0.1 B <1%

161 Business Segment Contribution

Safe Harbor Disclosures 162

Basis of Presentation Use of non-GAAP financial measures This presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the current quarter earnings release, this presentation, in the Quarterly Financial Review supplement to the current quarter earnings release, or the Form 8-K related to the filed 10/22/09 earnings press release, which can be found on Huntington's website at huntington-ir.com Annualized data Certain returns, yields, performance ratios, or quarterly growth rates are presented on an "annualized" basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. For example, loan growth rates are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Pre-tax, Pre-provision Income One non-GAAP performance metric that Management believes is useful in analyzing underlying performance trends, particularly in times of economic stress, is pre-tax, pre-provision income. This is the level of earnings adjusted to exclude the impact of: provision expense, which is excluded because its absolute level is elevated and volatile in times of economic stress; investment securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile; amortization of intangibles expense, which is excluded because return on tangible common equity is a key metric used by Management to gauge performance trends; and certain items identified by Management (see Significant Items on slide 3) which Management believes may distort the company's underlying performance trends. 163

Basis of Presentation Significant Items From time to time, revenue, expenses, or taxes, are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be one-time or short-term in nature. We refer to such items as "Significant Items". Most often, these Significant Items result from factors originating outside the company; e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, etc. In other cases they may result from Management decisions associated with significant corporation actions out of the ordinary course of business; e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation writedowns, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item. Management believes the disclosure of "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company's performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing "Significant Items" in its external disclosure documents (e.g., earnings press releases, investor presentations, Forms 10-Q and 10 K). "Significant Items" for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of factors could significantly impact these periods, including those described in Huntington's 2008 Annual Report on Form 10-K and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission. 164

Basis of Presentation Fully-taxable equivalent interest income and net interest margin Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Rounding Please note that columns of data in the following slides may not add due to rounding. Earnings per share equivalent data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent. NM or nm Percent changes of 100% or more are typically shown as "nm" or "not meaningful" unless required. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is for discerning underlying performance trends, such large percent changes are typically "not meaningful" for trend analysis purposes. 165

Forward Looking Statements This presentation contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) deterioration in the loan portfolio could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) the nature, extent, and timing of governmental actions and reforms, including existing and potential future restrictions and limitations imposed in connection with the Troubled Asset Relief Program's voluntary Capital Purchase Plan or otherwise under the Emergency Economic Stabilization Act of 2008; and (7) extended disruption of vital infrastructure. Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2008 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this presentation are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. 166